United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 30, 2018

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of shareholders of FNB Bancorp was held on May 29, 2018. Three proposals were submitted to a vote of the shareholders, as follows:

(a)     To approve the Agreement and Plan of Merger and Reorganization including the Merger by and between FNB Bancorp and TriCo Bancshares.

(b)     To approve, on an Advisory (Non-binding) basis, certain merger-related compensatory arrangements for the Company's named executive officers in connection with the merger.

(c)     To approve one or more adjournments of the Company’s special meeting.

The results of the voting are described in Exhibit 99.01 to this report and incorporated here by reference. The proposal to approve the Agreement and Plan of Merger and Reorganization was approved; the proposal to approve on an advisory (non-binding) basis, certain merger-related compensatory arrangements for the Company’s named executive officers in connection with the merger was approved; and the proposal to approve one or more adjournments of the Company's special meeting was approved.

Item 7.01 Regulation FD Disclosure.

On May 30, 2018, TriCo and FNB issued a joint press release announcing the approval of the merger proposal by the shareholders of each of TriCo and FNB at the respective special shareholder meetings of each company, both held on May 29, 2018, and the receipt of regulatory approval from the Federal Deposit Insurance Corporation for the proposed merger of their subsidiary banks (Tri Counties Bank and First National Bank of Northern California). The transaction remains subject to receipt of all required regulatory approvals and satisfaction of customary closing conditions, and is expected to close in the third quarter of 2018.

A copy of the press release is being furnished as Exhibit 99.02 to this report and is incorporated by reference under this Item 7.01. The information in Items 7.01 and 9.01 of this report (including Exhibits 99.01 and 99.02 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On May 30, 2018, TriCo and FNB issued a joint press release announcing the receipt of regulatory approval from the Federal Deposit Insurance Corporation for the proposed merger of their subsidiary banks (Tri Counties Bank and First National Bank of Northern California). The joint press release, which also announces the approval by shareholders of the merger proposal, is attached to this Current Report on Form 8-K as Exhibit 99.02 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

99.01     Results of voting as the special meeting of shareholder of FNB Bancorp held on May 29, 2018

99.02     Press release dated May 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FNB BANCORP

May 30, 2018	/s/ David A. Curtis
David A. Curtis, Chief Financial Officer
(Principal Financial and Accounting Officer)